UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06565

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2007 to March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

H&Q LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2008

(Unaudited)

To our Shareholders:

On March 31, 2008, the net asset value ("NAV") per share of the Fund was $13.62. During the six-month period ended March 31, 2008, total return at net asset value of your Fund was -6.62%. During the most recent quarter ended March 31, 2008, total return at net asset value of your Fund was -9.12%. The total investment return at market was -8.19% during the six-month period ended March 31, 2008 and was -8.47% during the quarter ended March 31, 2008. Comparisons to relevant indices are listed below:

Investment Returns	Quarter Ended 3/31/08	Six Months Ended 3/31/08
Investment Return at market	-8.47%	-8.19%
Net Asset Value	-9.12%	-6.62%
NASDAQ Biotech Index (NBI)	-6.47%	-8.60%
S&P 500 Index	-9.44%	-12.46%

The quarter ended March 31, 2008 was challenging as both the healthcare sector and broader markets exhibited negative trends in share performance. The quarter was marked by significant volatility and uncertainty in the broader equity markets. Volatility primarily resulted from disruptions in the credit markets and subsequent deleveraging. Within the healthcare sector, individual sub-sectors have varied in their performance. In particular the biotechnology sub-sector (as evidenced by the NASDAQ Biotechnology Index (NBI), -6.47%) has suffered materially less than some other sub-sectors. The healthcare payor sub-sector (as evidenced by the performance of Morgan Stanley Healthcare Payors Index (HMO), -31.3%) was among the worst performing. Additionally the hospital sub-sector (as evidenced by the Morgan Stanley Healthcare Provider Index (RXH), -12.7%), and the pharmaceutical sub-sector market (as evidenced by the AMEX Pharmaceutical Index (DRG), -12.46%) did not fare well. While there has been substantial underperformance in certain sub-sectors, we continue to think the underlying fundamental themes in healthcare remain intriguing. The recent volatility, while challenging in the short-term, is creating investment opportunities.

During the six-month period ended March 31, 2008, the substantive negative price trend exhibited by the healthcare payors sub-sector is likely the most notable event that has occurred within the healthcare sector. Components of this sub-sector consist largely of managed care HMOs. This group has been a stalwart performer within healthcare for the last five to ten years due largely to consistent patient enrollment growth, a favorable pricing environment, and cost control. The poor performance of this sub-sector of late has been mostly unexpected and has resulted from operational issues including management turnover, as well as reversals of some or all of the factors described above. These issues have in turn lead to a series of downward revisions in earnings estimates and to what we perceive as a significant reversal in investor sentiment toward the sub-sector. Share price declines have been severe and have affected nearly all members of the sub-sector.

We note that the biotechnology sub-sector (as represented by the NBI) has little or no exposure to managed care. The absence of managed care stocks in the NBI accounts for a significant portion of its out-performance in the period relative to the broader market.

In addition, it appears to us that the U.S. Food and Drug Administration (FDA) is demonstrating a developing trend toward more conservative oversight of drug development. This trend is evident both in the determination of methods for evaluating safety and efficacy of new and existing drugs. For example, the FDA has recently required that at least two drugs be evaluated using clinical endpoints that will increase the time and cost to obtain regulatory approval. The agency has also moved to restrict the use of at least one drug that has been used commercially in multiple clinical indications for many years. It is our opinion that in some cases these pronouncements have been well reasoned while in others we are not so sure. In any case it appears to us that the FDA is becoming a bit more conservative.

There has also been considerable consolidation of late, particularly within the biotechnology sub-sector. For example, in recent months Celgene Corporation acquired Pharmion Corporation, Astellas Pharma Inc. acquired Agensys, Inc., Takeda Pharmaceuticals, Inc. announced plans to acquire Millenium Pharmaceuticals, Inc., and GlaxoSmithKline plc. announced plans to acquire Sirtris Pharmaceuticals, Inc. Celgene, Agensys, and Sirtris were owned by the Fund at the time of these acquisitions/announcements. We also note that despite a difficult initial public offering (IPO) market, two Fund portfolio companies, Masimo Corporation and CardioNet, Inc. were able to complete impressive IPOs since the beginning of the Fund's fiscal year in October 2007.

As is often the case, there were a series of positive and negative events that affected sentiment in the healthcare sector and affected the Fund. For example, Genentech, Inc. obtained approval for Avastin in metastatic breast cancer; BioMarin Pharmaceuticals, Inc.

obtained approval for Kuvan for phenylketonuria; United Therapeutics Corporation obtained approval for inhaled Remodulin; and POZEN Inc. obtained approval for Treximet in migraine. Medarex, Inc.'s MDX-010 antibody did not meet its primary endpoint in melanoma. The Fund currently holds Genentech, BioMarin, United Therapeutics and Medarex.

During the six-month period ended March 31, 2008, within the public portfolio, the Fund established positions in several companies, including Forest Laboratories, Inc., Merck & Co., Inc., Myriad Genetics, Inc., ResMed Inc. and United Therapeutics Corporation. During the same six-month period, the Fund exited its positions in several companies, including Adams Respiratory Therapeutics, Inc., Cubist Pharmaceuticals, Inc., Emageon Inc., Mentor Corporation and Vertex Pharmaceuticals, Inc. The Fund also exited its position in Cytyc Corporation when it was acquired by Hologic, Inc.

During the six-month period ended March 31, 2008, within the venture portfolio, the Fund made a private investment in the public entity Penwest Pharmaceuticals Co. and made follow-on investments in OmniSonics Medical Technologies, Inc., Raven biotechnologies, Inc. and Xanthus Pharmaceuticals, Inc. During the period, exits within the venture portfolio were Agensys, Inc., which was purchased by Astellas Pharma Inc., and CardioNet, Inc. and Masimo Corporation, which completed their IPOs. Dako A/S also exited the venture portfolio when it completed its cash tender offer.

As always, if you have questions, please feel free to call us at 617-772-8500.

Daniel R. Omstead
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER

As of March 31, 2008

% of Net Assets
Gilead Sciences, Inc.	5.0%
Genzyme Corporation	3.4%
Teva Pharmaceutical Industries, Ltd.	3.2%
CardioNet, Inc.	3.2%
Becton, Dickinson and Company	2.7%
Baxter International Inc.	2.4%
Concentric Medical, Inc.	2.4%
Thermo Fisher Scientific Inc.	2.3%
Celgene Corporation	2.2%
Exelixis, Inc.	1.9%

H&Q LIFE SCIENCES INVESTORS

PORTFOLIO

As of March 31, 2008

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(Unaudited)

	CONVERTIBLE SECURITIES AND WARRANTS - 10.1% of Net Assets
SHARES	Convertible Preferred (Restricted) (c) - 9.9%	VALUE
	Drug Discovery Technologies - 1.1%
1,587,302	Agilix Corporation Series B (a) (b)	$94,540
250,000	Ceres, Inc. Series C (a)	1,625,000
21,462	Ceres, Inc. Series C-1 (a)	139,503
175,540	Ceres, Inc. Series D (a)	1,141,010
28,385	Ceres, Inc. Series F (a)	184,502
5,677	Ceres, Inc. warrants (expiration 9/05/15) (a)	0
200,000	Zyomyx, Inc. Series A New (a)	20,000
200	Zyomyx, Inc. Series B New (a)	20
	Emerging Biopharmaceuticals - 1.6%
1,212,121	Raven biotechnologies, Inc. Series B (a)	251,515
1,872,772	Raven biotechnologies, Inc. Series C (a)	388,600
2,722,014	Raven biotechnologies, Inc. Series D (a)	200,068
1,415,385	TargeGen, Inc. Series C (a)	1,226,672
407,825	TargeGen, Inc. Series D (a)	353,450
2,649,902	Xanthus Pharmaceuticals, Inc. Series B (a)	1,881,430
	Healthcare Services - 1.4%
322,168	CytoLogix Corporation Series A (a) (b)	3,222
151,420	CytoLogix Corporation Series B (a) (b)	531,484
3,589,744	PHT Corporation Series D (a) (b)	2,800,000
802,996	PHT Corporation Series E (a) (b)	626,337
	Medical Devices and Diagnostics - 5.8%
3,235,293	Concentric Medical, Inc. Series B (a) (b)	4,529,410
1,162,790	Concentric Medical, Inc. Series C (a) (b)	1,627,906
455,333	Concentric Medical, Inc. Series D (a) (b)	637,466
177,778	EPR, Inc. Series A (a)	1,778
1,592,852	FlowCardia, Inc. Series C (a)	1,708,334
2,446,016	Labcyte Inc. Series C (a)	1,280,000
2,050,000	Magellan Biosciences, Inc. Series A (a)	2,050,000
1,031,992	OmniSonics Medical Technologies, Inc. Series A-1 (a)	781,218
877,747	OmniSonics Medical Technologies, Inc. Series B-1 (a)	664,455
43,478	TherOx, Inc. Series H (a)	277,390
99,646	TherOx, Inc. Series I (a)	635,741
2,813	TherOx, Inc. warrants (expiration 1/26/10) (a)	0
5,427	TherOx, Inc. warrants (expiration 6/09/09) (a)	0
640,625	Xoft, Inc. Series D (a)	2,050,000
		$27,711,051
PRINCIPAL AMOUNT	Convertible Notes - 0.2%
	Drug Discovery Technologies - 0.1%
$700,000	deCODE Genetics, Inc., 3.50% due 2011	310,625

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(Unaudited)

(continued)

PRINCIPAL AMOUNT	Convertible Notes - continued	VALUE
	Emerging Biopharmaceuticals - 0.1%
$29,767	Raven biotechnologies, Inc. Convertible Note, 5.00% due 2009 (Restricted) (c)	$29,767
78,124	Xanthus Pharmaceuticals, Inc. Promissory Note, 10.00% due 2008 (Restricted) (c)	78,124
198,971	Xanthus Pharmaceuticals, Inc. Promissory Note, 8.00% due 2008 (Restricted) (c)	198,971
		$617,487
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $35,416,630)	$28,328,538
SHARES	COMMON STOCKS AND WARRANTS - 80.6%
	Biopharmaceuticals - 28.6%
135,182	Affymax Inc. (a)	1,906,066
420,821	Akorn, Inc. (a)	1,990,483
108,889	Akorn, Inc. warrants (expiration 3/08/11) (a) (c)	89,289
73,900	Alnylam Pharmaceuticals, Inc. (a)	1,803,160
99,357	Amgen Inc. (a)	4,151,136
69,300	Biogen Idec Inc. (a)	4,275,117
77,700	BioMarin Pharmaceuticals, Inc. (a)	2,748,249
756,272	Critical Therapeutics, Inc. (a)	529,390
159,672	Critical Therapeutics, Inc. warrants (expiration 6/06/10) (a) (c)	3,193
117,650	Forest Laboratories, Inc. (a)	4,707,177
23,370	Genentech, Inc. (a)	1,897,177
127,857	Genzyme Corporation (a)	9,530,461
272,650	Gilead Sciences, Inc. (a)	14,049,655
93,147	Hologic, Inc. (a)	5,178,973
6,315	Intuitive Surgical, Inc. (a)	2,048,270
108,697	Martek Biosciences Corporation (a)	3,322,867
302,600	Medarex, Inc. (a)	2,678,010
232,450	Medicines Company (a)	4,695,490
94,400	Merck & Co., Inc.	3,582,480
175,880	MiddleBrook Pharmaceuticals, Inc. warrants (expiration 4/29/10) (a) (c)	211,056
95,895	Myriad Genetics, Inc. (a)	3,863,610
95,220	Omrix Biopharmaceuticals, Inc. (a)	1,333,080
40,000	Sirtris Pharmaceuticals, Inc. (a)	519,600
367,105	Synta Pharmaceuticals Corp. (a)	2,969,879
52,500	XenoPort, Inc. (a)	2,124,675
		80,208,543

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(Unaudited)

(continued)

SHARES	Biotechnology - 1.7%	VALUE
328,000	Athersys, Inc. (a) (c)	$984,000
82,000	Athersys, Inc. warrants (Expiration 6/08/12) (a) (c)	79,540
339,950	Momenta Pharmaceuticals, Inc. (a)	3,715,653
		4,779,193
	Drug Delivery - 1.0%
227,550	Alkermes, Inc. (a)	2,703,294
	Drug Discovery Technologies - 7.5%
162,288	Avalon Pharmaceuticals, Inc. (a)	389,491
100,880	Celgene Corporation (a)	6,182,935
91,368	Cougar Biotechnology, Inc. (a)	1,914,160
1,601,039	MZT Holdings, Inc. (a) (b)	184,119
1,846,154	MZT Holdings, Inc. warrants (expiration 1/17/11) (a) (b) (c)	0
952,381	MZT Holdings, Inc. warrants (expiration 1/22/12) (a) (b) (c)	0
60,600	OSI Pharmaceuticals, Inc. (a)	2,265,834
399,028	Penwest Pharmaceuticals Co. (Restricted) (a) (c)	881,852
199,514	Penwest Pharmaceuticals Co. warrants (expiration 3/11/13) (a) (c)	99,757
63,600	Shire Plc (d)	3,686,256
61,900	United Therapeutics Corporation (a)	5,366,730
200,000	Zyomyx, Inc. (Restricted) (a) (c)	2,000
		20,973,134
	Emerging Biopharmaceuticals - 5.2%
522,470	ACADIA Pharmaceuticals Inc. (a)	4,733,578
90,552	DOV Pharmaceutical, Inc. warrants (expiration 12/31/09) (a) (c)	1,811
779,180	Exelixis, Inc. (a)	5,415,301
794,191	Lexicon Pharmaceuticals, Inc. (a)	1,604,266
242,522	NitroMed, Inc. (a)	259,499
200,000	Sangamo BioSciences, Inc. (a)	2,032,000
121,548	XTENT, Inc. (a)	607,740
		14,654,195
	Generic Pharmaceuticals - 4.2%
248,800	Mylan Inc.	2,886,080
194,008	Teva Pharmaceutical Industries, Ltd. (d)	8,961,230
		11,847,310
	Healthcare Services - 12.7%
13,300	Abbott Laboratories	733,495
47,300	Aetna Inc.	1,990,857
25,000	Allergan, Inc.	1,409,750

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(Unaudited)

(continued)

SHARES	Healthcare Services - continued	VALUE
148,148	Aveta, Inc. (Restricted) (a) (c)	$1,481,480
579,379	CardioNet, Inc. (Restricted) (a) (c)	8,859,574
119,740	HealthExtras, Inc. (a)	2,974,342
66,524	ICON Plc (a) (d)	4,316,742
77,815	Medco Health Solutions, Inc. (a)	3,407,519
79,020	National Medical Health Card Systems, Inc. (a)	804,424
77,900	PAREXEL International Corporation (a)	2,033,190
204,139	Syntiro Healthcare Services (Restricted) (a) (c)	204
68,400	UnitedHealth Group, Inc.	2,350,224
40,350	WellPoint, Inc. (a)	1,780,645
885,000	Zix Corporation (a)	3,424,950
		35,567,396
	Medical Devices and Diagnostics - 19.7%
206,380	Align Technology, Inc. (a)	2,292,882
132,090	Applera Corporation - Applied Biosystems Group	4,340,477
118,450	Baxter International Inc.	6,848,779
88,740	Becton, Dickinson and Company	7,618,329
93,992	IDEXX Laboratories, Inc. (a)	4,630,046
124,543	Inverness Medical Innovations, Inc. (a)	3,748,744
51,050	Laboratory Corporation of America Holdings (a)	3,761,364
205,200	Masimo Corporation (a)	5,335,200
130,000	Masimo Laboratories, Inc. (Restricted) (a) (c)	22,347
447,080	Medwave, Inc. (a) (c)	0
111,770	Medwave, Inc. warrants (expiration 8/21/11) (a) (c)	0
62,005	OmniSonics Medical Technologies, Inc. (Restricted) (a) (c)	620
99,600	PerkinElmer, Inc.	2,415,300
72,250	ResMed Inc. (a)	3,047,505
139	Songbird Hearing, Inc. (Restricted) (a) (c)	93
73,925	Stryker Corporation	4,808,821
110,840	Thermo Fisher Scientific Inc. (a)	6,300,146
		55,170,653
	TOTAL COMMON STOCKS AND WARRANTS (Cost $222,630,930)	$225,903,718

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(Unaudited)

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 9.2%	VALUE
$25,903,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $25,903,827 (collateralized by U.S. Treasury Bond 4.50%, 2/15/36, market value $26,423,044); 1.15% due 04/01/08	$25,903,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $25,903,000)	$25,903,000
	TOTAL INVESTMENTS - 99.9% (Cost $283,950,560)	$280,135,256
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	$290,195
	NET ASSETS - 100%	$280,425,451

(a)  Non-income producing security.

(b)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $11,034,484).

(c)  Security fair valued.

(d)  American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008

(Unaudited)

ASSETS:
Investments in non affiliated issuers, at value (identified cost $272,601,765; see Schedule of Investments)	$269,100,772
Investments in affiliated issuers, at value (identified cost $11,348,795; see Schedule of Investments)	11,034,484
Cash	699,831
Dividends and interest receivable	107,699
Receivable for investments sold	875,149
Prepaid expenses	58,160
Other assets (See Note (6))	1,604,967
Total assets	$283,481,062
LIABILITIES:
Payable for investments purchased	$2,524,376
Accrued advisory fee	303,130
Accrued audit fee	50,502
Accrued shareholder reporting fees	34,848
Accrued legal fees	47,880
Accrued trustee fee	45,315
Accrued other	49,560
Total liabilities	$3,055,611
NET ASSETS	$280,425,451
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 20,596,117 shares issued and outstanding	$279,159,845
Accumulated net investment loss	(1,565,447)
Accumulated net realized gain on investments, options and foreign currency	6,646,240
Net unrealized loss on investments and foreign currency	(3,815,187)
Total net assets (equivalent to $13.62 per share based on 20,596,117 shares outstanding)	$280,425,451

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2008

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of 7,110 $)	$277,303
Interest income from non affiliated issuers	372,877
Interest income from affiliated issuers	129,291
Total investment income		$779,471
EXPENSES:
Advisory fees	$1,874,436
Trustees' fees and expenses	102,481
Administration and auditing fees	81,556
Legal fees	74,965
Custodian fees	56,401
Shareholder reporting	41,481
Transfer agent fees	26,200
Stock exchange listing fee	13,710
Other (See Note (3))	73,688
Total expenses		2,344,918
Net Investment loss		($1,565,447)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on: Investments in non affiliated issuers		$19,367,170
Investments in affiliated issuers		1,091,637
Closed or expired options contracts written		20,998
Foreign currency		16,876
Net realized gain		$20,496,681
Change in net unrealized appreciation (depreciation) on:
Investments in non affiliated issuers		($40,352,072)
Investments in affiliated issuers		170,961
Closed or expired options contracts written		(10,621)
Foreign currency		15
Change in net unrealized appreciation (depreciation)		($40,191,717)
Net realized and unrealized gain (loss)		($19,695,036)
Net decrease in net assets resulting from operations		($21,260,483)

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended March 31, 2008 (Unaudited)	For the year ended September 30, 2007
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,565,447)	($1,711,475)
Net realized gain on investments, options and foreign currency	20,496,681	20,234,837
(Decrease)/increase in net unrealized gain on investments, options and foreign currency	(40,191,717)	31,988,951
Net (decrease)/increase in net assets resulting from operations	($21,260,483)	$50,512,313
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	($12,524,254)	($22,280,388)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions (512,982 and 855,433 shares, respectively)	$6,212,563	$11,646,931
Net (decrease)/increase in net assets	($27,572,174)	$39,878,856
NET ASSETS:
Beginning of period	307,997,625	268,118,769
End of period*	$280,425,451	$307,997,625
*Includes accumulated net investment loss of:	($1,565,447)	$0

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MARCH 31, 2008

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($138,582,714)
Options written	(9,800)
Net purchases of short-term investments	(17,089,565)
Sales of portfolio securities	165,961,301
Interest income received	425,269
Dividends received	233,684
Operating expenses paid	(3,927,325)
Net cash provided from operating activities	$7,010,850
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	($6,311,691)
Net cash used for financing activities	($6,311,691)
NET INCREASE IN CASH	$699,159
CASH AT BEGINNING OF PERIOD	672
CASH AT END OF PERIOD	$699,831
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	($21,260,483)
Purchases of portfolio securities	(138,582,714)
Net purchases of short-term investments	(17,089,565)
Sales of portfolio securities	165,961,301
Accretion of discount	(237,253)
Net realized gain on investments, options and foreign currency	(20,496,681)
Decrease in net unrealized gain on investments, options and foreign currency	40,191,717
Decrease in dividends and interest receivable	116,735
Decrease in options written	(9,800)
Increase in accrued expenses	16,094
Increase in prepaid expenses and other assets	(1,598,501)
Net cash provided from operating activities	$7,010,850

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $6,212,563.

Noncash operating activity not included herein consist of one conversion of restricted preferred stock with a cost of $4,339,561 to common stock of the same issuer.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the six months ended March 31, 2008		For the year ended September 30,
	(Unaudited)		2007	2006		2005	2004	2003
Net asset value per share: Beginning of period	$15.34		$13.94	$18.19		$15.90	$16.68	$15.14
Net investment loss (1)	($0.08)		($0.09)	($0.10	)(2)	($0.21)	($0.26)	($0.21)
Net realized and unrealized gain (loss) on investments	(1.02)		2.63	(2.10)		3.79	0.86	3.55
Total increase (decrease) from investment operations	($1.10)		$2.54	($2.20)		$3.58	$0.60	$3.34
Capital gain distributions to shareholders	($0.62)		($1.14)	($2.05)		($1.29)	($1.38)	($1.80)
Net asset value per share: End of period	$13.62		$15.34	$13.94		$18.19	$15.90	$16.68
Per share market value: End of period	$11.81		$13.53	$13.29		$16.85	$16.20	$15.28
Total investment return at market value	(8.19	%)*	10.56%	(9.95%)		12.77%	15.52%	47.65%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period	$280,425,451		$307,997,625	$268,118,769		$229,291,326	$191,837,984	$190,352,471
Ratio of operating expenses to average net assets	1.56	%**	1.60%	1.74%		1.74%	1.73%	1.74%
Ratio of net investment loss to average net assets	(1.04	%)**	(0.60%)	(0.64	%)(2)	(1.29%)	(1.56%)	(1.38%)
Portfolio turnover rate	48.80	%*	112.69%	49.90%		73.79%	34.93%	32.36%
Number of shares outstanding at end of period	20,596,117		20,083,135	19,227,702		12,605,204	12,066,409	11,412,475

(1) Net investment loss per share has been computed using average shares outstanding.

(2) Includes a special dividend from an issuer in the amount of $0.10 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.27%).

*  Not Annualized.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(Unaudited)

(1)  Organization

H&Q Life Science Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in life science companies (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies) agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

(2)  Significant Accounting Policies

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (the FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has evaluated the application of FIN48 and has determined there is no impact on the Fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS 157. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund's derivative and hedging activities.

Management is currently evaluating the impact, if any, that SFAS 157, SFAS 159 and SFAS 161 may have on the Fund's financial statement disclosures.

Investment Valuation

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Publicly traded investments for which market quotations are not readily available or whose quoted price may otherwise not reflect fair value and the fair value of venture capital and other restricted securities are valued in good faith by Hambrecht & Quist Capital Management LLC (the Adviser) pursuant to valuation policies and procedures approved by the Trustees. Such values are subject to ratification by the Trustees and are pursuant to their oversight. However, because of the uncertainty of fair valuations, these estimated values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material. Each such fair value determination is based on a consideration of relevant factors. Factors the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the issuer, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; and (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing. See note 3 below. Short-term investments with maturity of 60 days or less are valued at amortized cost.

Options on Securities

The Fund may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any security the change in value of which has a correlation with the changes in value of the Fund's portfolio securities.

Purchasing Put and Call Options. By purchasing a call option on a security, the Fund will obtain the right to buy the securities underlying the option from its counterparty at a specified exercise price prior to or at the expiration of the option. The Fund would normally purchase call options in anticipation of an increase in the price of the security. Conversely, when the Fund purchases a put option on a security, the option gives the Fund the right to sell the securities underlying the option to its counterparty at the exercise price prior to or at the expiration of the option. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (or which the Fund intends to or has the right to acquire).

In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions.

Writing Put and Call Options. When the Fund sells (writes) put and call options, it receives a premium as the writer of the option. By selling (writing) a call option, the Fund will obligate itself to sell the securities underlying the option to its counterparty at the specified exercise price prior to or at the expiration of the option if it is assigned an exercise notice. If the price of the underlying securities at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium. That amount, less the commission paid for the option, provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities. During the term of the option, however, a covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying securities increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, by selling (writing) a put option, the Fund obligates itself to buy the securities underlying the option from its counterparty at the exercise price prior to or at the expiration if it is assigned an exercise notice. Writing a put option constitutes a partial hedge against increasing prices of securities the Fund intends to purchase. If the price of the securities at the expiration of the

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. A secured put writer, however, retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option.

Closing Purchase or Sale Transactions. Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable another call option on the underlying security (with either a different exercise price or expiration date or both) to be written. If the Fund is not able to enter into a closing transaction or an offsetting position, it will be require to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into or the option is exercised or expires.

The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that a liquid market will exist, particularly in the case of over-the-counter ("OTC") options, as OTC options will generally be closed out only by entering into a closing transaction with a dealer. In the case of OTC options, the Fund is also subject to the credit risk associated with its counterparties.

Stock Index Options. The Fund may purchase and sell (write) options on stock indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the options.

The Fund will enter into transactions in index options to hedge against adverse price movements in the stock market generally or in particular market segments. If the Adviser anticipates a general market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio securities would be offset to the extent of the increase in the value of the put option. If the Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in the rise until the Fund completes anticipated purchases of securities. Purchasing and selling stock index options may also enable the Adviser to achieve changes in equity positions more efficiently.

Stock index options involve risks similar to those associated with options on securities. Because exercises of stock index options are settled in cash, however, call writers, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Coverage Requirements. All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high quality liquid debt obligations or other liquid securities in an amount at least equal to the market value of the securities underlying the option or may utilize any other instrument or transaction consistent with SEC guidelines. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

quality debt obligations or other liquid securities in an amount at least equal to the exercise price of the option or may utilize any other instrument or transaction consistent with SEC guidelines.

Transactions in call options written for the six months ended March 31, 2008 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2007	98	$20,421
Options written	225	18,843
Options terminated in closing purchase transacations	(221)	(32,803)
Options exercised	—	—
Options expired	(102)	(6,461)
Options outstanding, March 31, 2008	—	$—

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2008 totaled $140,544,210 and $165,228,331 respectively.

At March 31, 2008, the total cost of securities for Federal income tax purposes was $283,950,560. The net unrealized loss for Federal income tax purposes on securities held by the Fund was $3,815,304 including gross unrealized gain of $41,992,610 and gross unrealized loss of $45,807,914.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution. The Fund's distribution policy has been established by the Board of Trustees. The distribution policy may be changed by the Board of Trustees without shareholder approval.

The current distribution policy is to declare distributions in stock. Distributions will automatically be paid in newly-issued full shares of the Fund plus cash in lieu of any fraction of a share, unless otherwise instructed by the shareholder. The Fund's transfer agent delivers an

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

election card and instructions to each registered shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Fund's transfer agent, fractional shares will generally be settled in cash. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at March 31, 2008.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  Investment Advisory Fees and Other Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Prior to July 1, 2006, the Fund paid a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.00% of the average net assets up to $250 million, 0.90% of the average net assets for the next $250

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee could not exceed a rate when annualized of 1.375%.

As of November 2007, Howard Y. Kim, M.D., Vice President of the Investment Adviser, became a member of the team that makes investments on behalf of the Fund. During the last five years, Dr. Kim served as a Principal of Advent International.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2008 these payments amounted to $26,641 and are included in the "other" category in the Statement of Operations, together with insurance expenses of $23,058 incurred to unaffiliated entities. Such expenses are the major components of "other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion as approved by the Board of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2008 were as follows:

Issuer	Value on October 1, 2007	Purchases	Sales	Income	Value on March 31, 2008
Agilix Corporation	$94,540	$—	$—	$—	$94,540
Concentric Medical, Inc.	6,794,782	—	—	—	6,794,782
CytoLogix Corporation	351,488	352,908	352,713	4,934	534,706
MZT Holdings, Inc. (a)	2,816,072	—	3,128,620	124,357	184,119
PHT Corporation	3,426,337	—	—	—	3,426,337
	$13,483,219	$352,908	$3,481,333	$129,291	$11,034,484

(a) Formerly Matritech, Inc.

(4)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 14% of the Fund's net assets at March 31, 2008.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2008. The Fund on its own does not have the right to demand that such securities be registered.

Security (e)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	$1,663,667	$0.06	$94,540
Aveta, Inc.
Restricted Common	12/21/05	2,003,133	10.00	1,481,480
CardioNet, Inc.
Restricted Common	5/3/01 - 3/7/07	4,339,561	15.29	8,859,574

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

Security (e)	Acquisition Date	Cost	Carrying Value per Unit	Value
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	$1,000,950	$6.50	$1,625,000
Series C-1 Cvt. Pfd.	3/31/01	74,339	6.50	139,503
Series D Cvt. Pfd.	3/14/01	1,046,887	6.50	1,141,010
Series F Cvt. Pfd.	9/5/07	186,335	6.50	184,502
Warrants (expiration 9/05/15)	9/5/07	0	0.00	0
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02, 1/24/03	2,220,283	1.40	4,529,410
Series C Cvt. Pfd.	12/19/03	1,000,409	1.40	1,627,906
Series D Cvt. Pfd.	9/30/05	638,616	1.40	637,466
CytoLogix Corporation
Series A Cvt. Pfd.	1/13/98 - 7/21/99	1,078,567	0.01	3,222
Series B Cvt. Pfd.	1/11/01	509,067	3.51	531,484
EPR, Inc.
Series A Cvt. Pfd.	3/9/94	800,331	0.01	1,778
FlowCardia, Inc.
Series C Cvt. Pfd.	8/29/07	1,719,754	1.07	1,708,334
Labcyte Inc.
Series C Cvt. Pfd.	7/18/05	1,282,337	0.52	1,280,000
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06	2,052,904	1.00	2,050,000
Masimo Laboratories, Inc.
Restricted Common	3/31/98	0	0.17	22,347
OmniSonics Medical Technologies, Inc.
Series A-1 Cvt. Pfd.	10/1/03	1,200,343	0.76	781,218
Series B-1 Cvt. Pfd.	6/4/07, 11/15/07	667,477	0.76	664,455
Restricted Common	5/24/01, 7/2/07	1,606,320	0.01	620
Penwest Pharmaceuticals Co.
Restricted Common	3/11/08	1,230,004	2.21	881,852
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,803,841	0.78	2,800,000
Series E Cvt. Pfd.	9/12/03 - 12/17/03	627,472	0.78	626,337
Raven biotechnologies, Inc.
Series B Cvt. Pfd.	12/12/00	2,001,150	0.21	251,515
Series C Cvt. Pfd.	11/26/02	1,554,400	0.21	388,600
Series D Cvt. Pfd.	6/23/05	803,792	0.07	200,068
Cvt. Note	11/13/07	33,753	100.00	29,767
Songbird Hearing, Inc.
Restricted Common	12/14/00	2,003,239	0.67	93
Syntiro Healthcare Services
Restricted Common	2/5/97	800,325	0.001	204
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	1,842,331	0.87	1,226,672
Series D Cvt. Pfd.	5/8/07	531,198	0.87	353,450
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	2,001,626	6.38	277,390
Series I Cvt. Pfd.	7/8/05	386,273	6.38	635,741
Warrants (expiration 1/26/10)	1/26/05	0	0.00	0
Warrants (expiration 6/09/09)	6/9/04	0	0.00	0
Xanthus Pharmaceuticals, Inc.
Series B Cvt. Pfd.	12/5/03 - 11/15/06	2,652,476	0.71	1,881,430
Cvt. Promissory Note	2/29/08, 3/20/08	78,124	100.00	78,124
Cvt. Promissory Note	12/3/07	198,971	100.00	198,971
Xoft, Inc.
Series D Cvt. Pfd.	3/23/07	2,055,919	3.20	2,050,000

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

Security (e)	Acquisition Date	Cost	Carrying Value per Unit	Value
Zyomyx, Inc.
Series A New Cvt. Pfd.	2/19/99, 1/12/04	$199,800	$0.10	$20,000
Series B New Cvt. Pfd.	3/31/04	112	0.10	20
New Restricted Common	2/19/99 - 7/22/02	2,401,101	0.01	2,000
		$49,297,187		$39,266,083

(e) See Schedule of Investments and corresponding footnotes for more information on each issuer.

(5)  Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2007 through March 31, 2008 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments	Net Unrealized Gain on Investments	Total Net Assets
As of October 1, 2007:	$272,947,282	$0	$(1,326,187)	$36,376,530	$307,997,625
For the period from October 1, 2007 through March 31, 2008:
Net investment loss		(1,565,447)			(1,565,447)
Net realized gains			20,496,681		20,496,681
Distributions			(12,524,254)		(12,524,254)
Value of shares issued in reinvestment of dividends	6,212,563				6,212,563
Decrease in net unrealized gain on investments, options and foreign currency				(40,191,717)	(40,191,717)
As of March 31, 2008:	$279,159,845	$(1,565,447)	$6,646,240	$(3,815,187)	$280,425,451

(6)  Subsequent Events

At March 31, 2008, other assets consisted of amounts related to corporate actions in connection with restricted securities from two issuers. On April 11, 2008 proceeds of $1,137,173 were received from one issuer.

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

On March 27, 2008, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (the NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers, as described below. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Healthcare Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management and administrative personnel.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund over the past one-,

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

three-, five-, and ten-year periods, and they continue to be satisfied with the investment performance of the Fund and the Adviser. The annualized returns of the Fund's net asset value exceeded the performance of the NBI in recent periods and approximated the performance of the NBI over the long-term, and the annualized returns of the Fund's stock price outperformed the NBI during the periods under review.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can command higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers, both publicly and privately held, based on publicly available information. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are within a reasonable range in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the Advisory Agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. The Trustees reviewed the net assets of the Fund over the last five years, the recent investment performance of the Fund, and the management fees of other funds with similar investment objectives. Given the asset size of the Fund, and as economies of scale are still modest at current Fund asset levels, the Trustees determined that the Fund's breakpoint schedule is satisfactory and fair.

H&Q LIFE SCIENCES INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th floor, Boston, MA 02109; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Carolyn P. Haley, CPA, MS, Secretary, Treasurer and
Chief Compliance Officer

Trustees

Rakesh K. Jain, Ph.D.
Lawrence S. Lewin
Robert P. Mack, M.D.
Eric Oddleifson
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Trust Company, N.A.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

001CS14578

Item 2.  CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period (12 months)	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2007-Oct. 31, 2007)
Month #2 (Nov. 1, 2007 - Nov. 30, 2007)
Month #3 (Dec. 1, 2007 - Dec. 31, 2007)
Month #4 (Jan. 1, 2008 - Jan. 31, 2008)
Month #5 (Feb. 1, 2008 - Feb. 28, 2008)
Month #6 (Mar. 1, 2008 - Mar. 31, 2008)
Total

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)            In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)          There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent second fiscal quarter that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)  Code of Ethics - Not applicable to this semi-annual filing.

(a) (2)  Separate certifications of the Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1).

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/9/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Carolyn Haley
Carolyn Haley, Treasurer

Date:	6/9/08

* Print the name and title of each signing officer under his or her signature.